SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 24, 2007

Commission file number 001-12215

Quest Diagnostics Incorporated
1290 Wall Street West
Lyndhurst, NJ 07071
(201) 393-5000

Delaware
(State of Incorporation)

16-1387862
(I.R.S. Employer Identification Number)

Item 2.02. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” On July 24, 2007, Quest Diagnostics Incorporated issued a press release announcing, among other things, its results for the quarter and six months ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

c.	Exhibit

	99.1	Press release of Quest Diagnostics Incorporated dated July 24, 2007, announcing, among other things, its results for the quarter and six months ended June 30, 2007.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 24, 2007

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Robert A. Hagemann
Robert A. Hagemann
Senior Vice President and Chief
Financial Officer